Table of Contents

Exhibit 10.6

AMENDMENT NO. 10 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 10 to the NAVITAIRE Hosted Services Agreement (this "Amendment"), effective as of August 27, 2007, is entered into by and between NAVITAIRE Inc., a Delaware corporation ("NAVITAIRE"), and GOL – Transportes Aereos S/A, a Brazilian corporation ("Customer"). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A. NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 and (viii) Amendment No. 9 dated as of August 20, 2007 (collectively the "Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B. Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C. NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1 Amendment to Exhibit A, Section 2, Scope of Services. Hosted Custom Application Messaging Services are added to the Scope of Services included in Exhibit A, Section 2.

2 Amendment to Exhibit A of the Agreement, Hosted Reservation Services. Hosted Custom Application Messaging Services are hereby added as Section 10, immediately following the conclusion of Section 9, Service Levels and Service Level Targets, as follows:

10 Hosted Custom Application Messaging Services

The following page itemizes the general features that, depending on terms of the contract, as defined in Section 2 of this Exhibit A, may be included in this Agreement. This list may be expanded in the future based upon new releases. Functionality will not be removed unless mutually agreed with Customer and NAVITAIRE or the implementation of reasonable substitute functionality.

Hosted Custom Application Messaging Services*
General Features
• Purchase and install [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] servers for hosting the Custom Application Messaging Services.
• Provide redundancy within the Minneapolis data center. It is anticipated one server can manage normal volume in the advent of a hardware failure.

• Data Center hosting for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] servers including: (i) rack space; (ii) power; (iii) server level monitoring (CPU, memory, disk space); and (iv) IIS port monitoring.
• Server back-up with offsite tape storage. Back-ups will be retained for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
• Infrastructure capacity planning. Reports will be provided to Customer on an as needed basis regarding needed alterations to: (i) network; (ii) server; and (iii) disk utilization.
• Application Management. Customer has purchased the Custom Applications, listed in Section 5 of this Amendment, from NAVITAIRE Professional Services. These applications are separate from NAVITAIRE core products and are managed separately.
      • Changes to the Custom Applications provided by NAVITAIRE Professional Services will be implemented through the Work Order process, which will include Service and Implementation Fees for installation of the application on the above noted infrastructure. Customer responsibility includes ensuring that the application is compatible with all future versions of the New Skies software through Customer standard User Acceptance Testing processes.
• Maintenance and Support of the Custom Applications beyond any warranty period stated in the Work Order is subject to the tiered Support rates listed in Section 6 of Exhibit H, contained in Amendment No. 7.
Exclusions
• Access to transaction logs, history and data. • Disaster Recovery services beyond offsite tape storage. Offsite disaster recovery can be quoted upon request.
* Growth over the existing infrastructure is subject to new pricing. NAVITAIRE will notify Customer when use of existing infrastructure exceeds [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customer will notify NAVITAIRE of application errors using the standard process defined in Section 9.3.1 of Exhibit A, System Error Reporting.

3 Amendment to Exhibit H, Section 1.1, of Amendment No. 7, Service Fees. The following is added as Section 1.1.6 to Exhibit H of Amendment No. 7:

Product/Service Description	Monthly Fees*
Hosted Custom Application Messaging Services	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month (for the first Messaging Work Order)
*Subsequent Messaging Work Order installations will incur a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month, recurring Monthly Fee, per deployment.

4 Amendment to Exhibit H, Section 1.2, of Amendment No. 7, Implementation Fees. The following is added to the Implementation Fees included in Exhibit H, Section 1,2 of Amendment No. 7:

Product/Service Description	Implementation Fees*
Hosted Custom Application Messaging Services	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Implementation Fee
 (for the first Messaging Work Order)
(due upon signature of this Amendment)
*Subsequent Messaging Work Order installations will incur a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Implementation Fee, per deployment.

* The target date for delivery of these Hosted Custom Messaging Services, designed to be compatible with Customer's New Skies environment, is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the signature date of this Amendment. Production use of these services is expected to coincide with Customer's deployment of the New Skies Reservation System.

* Travel expenses are not anticipated for these installations, if they are required they will be subject to section 6.2 of the Agreement.

* Development work is not anticipated beyond that defined in the executed Work Orders for the Custom Applications listed in Section 5 of this Amendment. Should additional development be required, it will be quoted separately upon request utilizing the tiered support rates listed in Section 6 of Exhibit H, contained in Amendment No. 7.

5 Custom Applications. NAVITAIRE Professional Services has developed the following Custom Applications for Customer:

IPR for Original Work Order	Description
190036	ETL and PFS-lite Messages
196958	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] format daily Frequent Flyer Messages
207117*	Block Space Code-Share Daily ODS Extract, per Partner Airline
* Customer will not be charged the Monthly Service or Implementation Fee for this item.

6 Termination. Individual Hosted Custom Application Messaging Services can be terminated by either party with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice at any point [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Effective Date of this Amendment. Should Customer upgrade to a version of NAVITAIRE core product that includes one of the Hosted Custom Application Messaging Services as standard functionality, the hosting service for that standalone functionality will be terminated automatically at the end of the calendar month of the upgrade. The parties acknowledge that the termination of the Hosted Custom Application Messaging Services shall only be applicable to the obligations set forth in this Amendment. This termination clause in no way impacts the Term or Termination Conditions as defined in Section 5 of the Agreement or Section 11 of Amendment No. 7.

7 Specific Exclusion from the Service Level and Service Level Targets in the Agreement: NAVITAIRE will seek to provide Customer with an overall Minimum System Availability Target of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as detailed in the Agreement. Messages provided in this service are not critical to the majority of Customer's booking process and they will be excluded from SLA measurement and associated penalties, as defined in Section 9.2 of Exhibit A.

8 No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

9 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CUSTOMER	CUSTOMER

By: /s/ Richard F. Lark	By: /s/ Wilson Maciel Ramos
Its: Vice President	Its: Vice President

Airline: GOL Transportes Aéreos S.A.	Airline: GOL Transportes Aéreos S.A.

NAVITAIRE INC

By: /s/ Unreadable
Its: Vice President

WITNESS	WITNESS

By: /s/ Unreadable	By: /s/ Unreadable
Its: Unreadable	Its: Unreadable